Exhibit 99.1

YOGAWORKS, INC. REPORTS FIRST QUARTER 2019 FINANCIAL RESULTS

LOS ANGELES, May 14, 2019 – YogaWorks, Inc. (the “Company”), one of the largest providers of high-quality yoga instruction in the U.S., today announced financial results for the first quarter ended March 31, 2019.

Rosanna McCollough, President and Chief Executive Officer of YogaWorks, stated, “We started fiscal 2019 on a strong note and are extremely pleased to have delivered financial results at the high end of our expectations as we remain focused on growing our base business and delivering improved EBITDA performance. We are particularly pleased with our revenue performance given our decision not to anniversary the discounted class packages which were offered throughout the first quarter of last year. Our heightened focus on memberships, where we achieve greater lifetime value of a customer, have been paying dividends with membership sales growth of 11% sequentially and 14% versus the first quarter of last year, on a same store sales basis. In addition, we continued to create innovative programming and further diversified our class offerings, drove increased demand through enhanced marketing initiatives, and took steps to further optimize our studio base. Overall, we are excited to see many of our initiatives are beginning to bear fruit and look forward to updating you on our continued progress. Importantly, the work we are doing today will set us up nicely for long term scalable growth and we still have tremendous opportunity ahead.”

Results for the First Quarter Ended March 31, 2019

	March 31, 2019	March 31, 2018
GAAP Results (1)
Net revenue	$15.7 million	$15.5 million
Net loss	$(3.3) million	$(4.0) million

Non-GAAP Results (2)
Studio Count at quarter end	68	66
Adjusted EBITDA	$(1.1) million	$(1.1) million
Studio-Level EBITDA	$2.8 million	$2.8 million
Adjusted net loss	$(2.7) million	$(3.5) million

(1)	U.S. generally accepted accounting principles (“GAAP”).
(2)

Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss are non-GAAP measures. For reconciliations to GAAP net loss, see "Reconciliations of Non-GAAP Financial Measures" accompanying this press release.

For the first quarter ended March 31, 2019:

▪	Net revenue was $15.7 million, a 1.0% increase compared to $15.5 million in the first quarter of 2018.
▪	The Company closed one studio during the first quarter, ending the quarter with 68 studios in nine regional markets.
▪	Adjusted EBITDA was $(1.1) million compared to adjusted EBITDA of $(1.1) million for the same quarter last year.
▪	Adjusted net loss was $2.7 million compared to adjusted net loss of $3.5 million for the same period last year.

For a reconciliation of GAAP net loss to Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss, please see “Reconciliations of Non-GAAP Financial Measures” accompanying this press release.

Balance Sheet and Cash Flow Highlights

▪	Cash and cash equivalents were $6.1 million as of March 31, 2019.
▪	Cash used in operating activities was $4.7 million for the quarter as compared to cash used in operating activities of $2.7 million for the quarter ended March 31, 2018.

Guidance

Guidance for the second quarter and full year fiscal 2019 excludes potential acquisitions. For the second quarter of 2019, the Company expects net revenue between $14.3 million and $15.1 million and adjusted EBITDA between $(1.9) million and $(1.2) million. This compares to net revenue of $14.9 million and adjusted EBITDA of $(1.4) million for the second quarter of 2018.

For fiscal 2019, the Company expects net revenue between $60.0 million and $62.0 million and adjusted EBITDA between $(6.0) million and $(5.0) million. This compares to net revenue of $59.6 million and adjusted EBITDA of $(6.3) million for 2018.

Conference Call to Discuss First Quarter Results

The Company will host a conference call and webcast to discuss its financial results for the first quarter ended March 31, 2019, today, May 14, 2019, beginning at 4:30 p.m. Eastern Time. Those interested in participating in the call are invited to dial 1-877-407-4018 (U.S.) or 1-201-689-8471 (international). A live webcast of the conference call will also be available online at www.yogaworks.com under the Investor Relations section and will remain available for 30 days following the live call. A replay will also be available two hours following the call through May 28, 2019, via telephone at 1-844-512-2921 (U.S.) and 1-412-317-6671 (international) by entering the replay pin 13688861.

About YogaWorks, Inc.

YogaWorks, Inc. is one of the largest providers of high-quality yoga instruction in the U.S., with 68 studios in nine markets including Los Angeles, Orange County, Northern California, New York City, Boston, Baltimore, the Washington, D.C. area, Houston and Atlanta. YogaWorks strives to make yoga accessible to everybody and offers a wide range of class styles for people of all ages and abilities. Through its studios, the Company offers yoga classes, integrated fitness classes, workshops, teacher training programs and yoga-related retail merchandise. In addition to its studio locations, YogaWorks offers online instruction through its MyYogaWorks web platform, which provides subscribers with a highly curated catalog of over 1,200 yoga and meditation classes.

Forward-Looking Statements

This press release may include forward-looking statements that reflect the Company’s current views about future events and financial performance. All statements other than statements of historical facts included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events are forward-looking statements.

These forward-looking statements are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Investors should not place undue reliance on any of the Company’s forward-looking statements because they are subject to a variety of risks and uncertainties. Factors that could cause results to differ from those reflected in the forward-looking statements are set forth in the Company’s prior press releases and public filings with the Securities and Exchange Commission, which are available via the Company’s website at www.yogaworks.com. The forward-looking statements in this press release speak only as of the date of this release and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Contacts:

Investor Relations:

Jean Fontana, ICR, Inc.

646-277-1200

IR@yogaworks.com

YogaWorks, Inc.

Condensed Consolidated Balance Sheets (Unaudited)

	As of March 31, 2019	As of December 31, 2018
Assets
Current assets
Cash and cash equivalents	$6,065,077	$11,447,318
Inventories	1,089,976	1,148,449
Prepaid expenses and other current assets	1,951,951	936,757
Total current assets	9,107,004	13,532,524
Property and equipment, net	9,967,773	10,225,944
Intangible assets, net	12,560,321	13,291,502
Goodwill	663,954	663,954
Other non-current assets	1,232,685	1,327,775
Total assets	$33,531,737	$39,041,699

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$3,573,315	$4,905,204
Accrued compensation	1,166,084	1,802,047
Deferred revenue	8,274,505	7,276,578
Current portion of deferred rent	138,702	124,319
Total current liabilities	13,152,606	14,108,148
Deferred rent, net of current portion	4,065,224	3,975,391
Total liabilities	17,217,830	18,083,539

Stockholders’ equity
Common stock $0.001 par value; 50,000,000 shares authorized, 16,710,701 issued and 16,608,238 outstanding at March 31, 2019 and 50,000,000 shares authorized, 16,639,586 issued and 16,494,838 outstanding at December 31, 2018	16,609	16,496
Additional paid in capital	113,615,042	113,260,161
Accumulated deficit	(97,317,744)	(92,318,497)
Total stockholders’ equity	16,313,907	20,958,160
Total liabilities and stockholders’ equity	$33,531,737	$39,041,699

YogaWorks, Inc.

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended March 31,
	2019	2018
Net revenues	$15,691,274	$15,529,813
Cost of revenues and operating expenses
Cost of revenues	6,144,819	5,923,849
Center operations	6,841,994	6,771,916
General and administrative expenses	4,375,716	4,404,933
Depreciation and amortization	1,499,668	2,378,757
Asset impairment	174,725	—
Total cost of revenues and operating expenses	19,036,922	19,479,455
Loss from operations	(3,345,648)	(3,949,642)
Interest income, net	(39,336)	(6,130)
Net loss before income taxes	(3,306,312)	(3,943,512)
Provision for income taxes	5,025	17,384
Net loss	$(3,311,337)	$(3,960,896)

YogaWorks, Inc.

Condensed Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net loss	$(3,311,337)	$(3,960,896)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,499,668	2,378,757
Asset impairment	174,725	—
Deferred tax	—	14,748
Stock-based compensation expense	369,684	452,176
Changes to operating assets and liabilities, net of effects from acquisitions:
Tenant improvement allowances received	289,260	—
Inventories	58,473	(32,671)
Prepaid expenses and other current assets	(1,304,454)	(79,209)
Other non-current assets	95,090	(63,963)
Accounts payable and accrued expenses	(1,331,889)	(720,731)
Accrued compensation	(635,963)	(841,809)
Deferred revenue	(689,983)	194,940
Deferred rent and other non-current liabilities	104,216	(4,671)
Net cash used in operating activities	(4,682,510)	(2,663,329)
Cash flows from investing activities
Purchases of property, equipment, and intangible assets	(685,041)	(425,901)
Net cash used in investing activities	(685,041)	(425,901)
Cash flows from financing activities
Repurchase of shares to satisfy tax withholding	(14,690)	(73,636)
Acquisition earnout and holdback payments	—	(617,042)
Net cash used in financing activities	(14,690)	(690,678)
Decrease in cash and cash equivalents	(5,382,241)	(3,779,908)
Cash and cash equivalents, beginning of period	11,447,318	22,095,216
Cash and cash equivalents, end of period	$6,065,077	$18,315,308

Reconciliations of Non-GAAP Financial Measures

This press release contains financial measures called Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss which are not calculated in accordance with GAAP. The Company uses these financial measures to understand and evaluate its business. Adjusted EBITDA is a supplemental measure of the operating performance of the core business operations. Studio-Level EBITDA is a supplemental measure of the operating performance of the studios. Adjusted net loss is a supplemental measure of operating performance that is adjusted for certain non-recurring items that we do not believe directly reflect the core business operations. Accordingly, the Company believes Adjusted EBITDA, Studio-Level EBITDA, and Adjusted net loss provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as management and the Board. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Adjusted EBITDA and Studio-Level EBITDA

The following table presents a reconciliation of Adjusted EBITDA and Studio-Level EBITDA to Net loss:

	Three Months Ended March 31,
	2019	2018
(in thousands)	(Unaudited)
Net loss	$(3,311)	$(3,961)
Interest income, net	(39)	(6)
Provision for income taxes	5	17
Depreciation and amortization	1,499	2,379
Asset impairment	174	—
Deferred rent (a)	108	(5)
Stock based compensation (b)	370	452
Legal settlement (c)	46	—
Professional fees (d)	5	55
Studio closure expenses (e)	6	—
Adjusted EBITDA	(1,137)	(1,069)
Other general and administrative expenses (f)	3,955	3,898
Studio-Level EBITDA	$2,818	$2,829
(a)	Reflects the extent to which our rent expense for the period has been above or below our cash rent payments.
(b)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(c)	Legal settlement expenses incurred in the period to settle claims.
(d)	Professional fees are related to certain accounting, tax and consulting services.
(e)	Represents closure expenses of one Boston area studio that closed in the first quarter of 2019.
(f)

Represents general and administrative expenses that are corporate and regional expenses and not incurred by our studios, and which are primarily comprised of expenses related to (i) wages and benefits of corporate and regional employees, (ii) non-studio rent, utilities and maintenance, (iii) corporate and regional marketing and advertising, and (iv) corporate professional fees. Other general and administrative expenses exclude any general and administrative expenses related to deferred rent, stock-based compensation, legal settlement, severance, executive recruiting, professional fees or any other general and administrative expenses that are included in the reconciliation of net loss to Adjusted EBITDA.

Adjusted Net Loss

The following table presents a reconciliation of Adjusted net loss to Net loss for each of the periods indicated:

	Three Months Ended March 31,
	2019	2018
(in thousands)	(Unaudited)
Net loss	$(3,311)	$(3,961)
Asset impairment	174	—
Stock based compensation (a)	370	452
Legal settlement (b)	46	—
Professional fees (c)	5	55
Studio closure expenses (d)	6	—
Adjusted net loss	$(2,710)	$(3,454)
(a)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(b)	Legal settlement expenses incurred in the period to settle claims.
(c)	Professional fees related to certain accounting, tax and consulting services.
(d)	Represents closure expenses of one Boston area studio that closed in the first quarter of 2019.

Adjusted studio operating cash flow

Adjusted studio operating cash flow is a non-GAAP measure reflecting net cash provided by studio operating activities, excluding other general and administrative expenses that are corporate and regional expenses and not incurred by our studios, interest and provision for income taxes that we considered as corporate expenses, and other changes in operating assets and liabilities. We use adjusted studio operating cash flow as a key liquidity measure for the purpose of evaluating our ability to generate cash at the studio level. We also believe adjusted studio operating cash flow provides our investors with useful information regarding our studio historical cash flow results. This non-GAAP measurement is not intended to replace the presentation of our financial results in accordance with GAAP, and adjusted studio operating cash flow does not represent residual cash flows available for discretionary expenditures. Use of the term adjusted studio operating cash flow may differ from similar measures reported by other companies.

Adjusted studio operating cash flow is reconciled from net cash provided by operating activities determined under GAAP as follows:

	Three Months Ended March 31,
(in thousands)	2019	2018
Net cash (used in) provided by operating activities	$(4,683)	$(2,663)
Changes to operating assets and liabilities (a)	2,829	1,738
Deferred Revenue from acquisitions (b)	(9)	64
Other general and administrative expenses excluding SBC (c)	4,012	3,953
Interest and provision for income taxes (d)	(44)	(23)
Adjusted studio operating cash flow	$2,105	$3,069
(a)

Represents changes in operating assets and liabilities including (i) inventories, (ii) prepaid and other current assets, (iii) other noncurrent assets, (iv) accounts payable and accrued expenses, and (v) accrued compensation.

(b)	Represents change in deferred revenue of acquired studios.
(c)

Represents general and administrative expenses that are corporate and regional expenses and not incurred by our studios, and which are primarily comprised of expenses related to (i) wages and benefits of corporate and regional employees, (ii) non-studio rent, utilities and maintenance, (iii) corporate and regional marketing and advertising, and (iv) corporate professional fees. Other general and administrative expenses exclude any general and administrative expenses related to deferred rent, stock-based compensation, and other noncash expenses included in the cash flows from operating activities.

(d)	Represents interest income and expense excluding non-cash charges included in the cash flows from operating activities.